UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 22, 2010

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard Suite 700 Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 394-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 22, 2010, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement dated February 22, 2010 (the “February Prospectus Supplement”) to its prospectus dated November 26, 2008, which was included in its automatic shelf registration statement on Form S-3 (No. 333-155742) (the “Registration Statement”). The February Prospectus Supplement relates to the resale of 935,358 shares of the Company’s common stock underlying a warrant the Company previously issued on September 30, 2009.

The Company is filing this Current Report on Form 8-K to provide the legal opinions of its counsel, Venable LLP and O’Melveny & Myers LLP, relating to the February Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Venable LLP

8.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

Date:	February 22, 2010	By:	/s/ Richard A. Bayer
Richard A. Bayer
Senior Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Venable LLP

8.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 8.1)